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                                                                   EXHIBIT 10(B)

                          CONSENT OF BROWN & WOOD LLP


        We hereby consent to the reference to our firm included in Part A and Part B of the Registration Statement of Form N-1A of Master Large Cap Series Trust.

                                                /s/ Brown & Wood LLP

New York, New York
December 21, 1999